                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest reported)    DECEMBER 18, 2000
                                           -----------------------


                      HEALTHCARE REALTY TRUST INCORPORATED

             (Exact name of registrant as specified in its chapter)

          MARYLAND                    1-11852                    62-1507028
(State or other jurisdiction        (Commission                 (IRS Employer
      of incorporation)             File Number)             Identification No.)


                              3310 WEST END AVENUE

                                    SUITE 700

                           NASHVILLE, TENNESSEE 37203
                    (Address of principal executive offices)



                                 (615) 269-8175

              (Registrant's telephone number, including area code)




           ----------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 9.  REGULATION FD DISCLOSURE

         Healthcare Realty Trust Incorporated issued a press release on December 12, 2000 containing information related to properties operated by Balanced Care Corporation (BAL). As additional public disclosure, the Company is filing this press release and additional information.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         c) Exhibits

99.1 December 12, 2000 press release.
99.2 Additional information.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    HEALTHCARE REALTY TRUST INCORPORATED



                                    By: /s/ Timothy G. Wallace
                                        ----------------------------------------
                                        Timothy G. Wallace
                                        Executive Vice President
                                        and Chief Financial Officer

Date:  December 18, 2000